SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2017, the Boards of Directors of LCNB Corp. (“LCNB”) and LCNB National Bank (the “Bank”) appointed Michael R. Miller to the position of Executive Vice President and Trust Department Head of LCNB the Bank, effective April 10, 2017. Mr. Miller will replace Leroy F. McKay, who was fulfilling the role on an interim basis. Mr. McKay will remain as a Trust Officer of the Bank with duties assigned to assist in a smooth transition until his official retirement date in the third quarter of 2017.

Mr. Miller is an OSBA Certified Specialist in Estate Planning, Trust and Probate Law and a Certified Financial Planner. He brings over 33 years of experience to LCNB and the Bank, including extensive work in fiduciary services. Prior to joining LCNB and the Bank, he held various Trust Officer roles at other financial institutions, most recently as a Vice President and Senior Trust Officer. He was formerly a practicing attorney at a law firm in Cincinnati, Ohio.

As Executive Vice President and Trust Department Head, Mr. Miller will be eligible to participate in the Bank’s standard employee benefits.

LCNB issued a press release announcing Mr. Miller’s appointment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On April 7, 2017, the Boards of Directors of LCNB Corp. (“LCNB”) and LCNB National Bank (the “Bank”) appointed Michael R. Miller to the position of Executive Vice President and Trust Department Head of LCNB the Bank, effective April 10, 2017. Mr. Miller will replace Leroy F. McKay, who was fulfilling the role on an interim basis. Mr. McKay will remain as a Trust Officer of the Bank with duties assigned to assist in a smooth transition until his official retirement date in the third quarter of 2017.

Mr. Miller is an OSBA Certified Specialist in Estate Planning, Trust and Probate Law and a Certified Financial Planner. He brings over 33 years of experience to LCNB and the Bank, including extensive work in fiduciary services. Prior to joining LCNB and the Bank, he held various Trust Officer roles at other financial institutions, most recently as a Vice President and Senior Trust Officer. He was formerly a practicing attorney at a law firm in Cincinnati, Ohio.

As Executive Vice President and Trust Department Head, Mr. Miller will be eligible to participate in the Bank’s standard employee benefits.

LCNB issued a press release announcing Mr. Miller’s appointment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.

Description

99.1

Press release dated April 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: April 10, 2017	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer